WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 October 8, 2008
                                -----------------
                                (Date of Report)

                            ALANCO TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-9437
                                    --------
                              (Commission File No.)

                   ARIZONA                       86-0220694
          ---------------------------  ---------------------------------
         (State of other jurisdiction) (IRS Employer Identification No.)



              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              ----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (480) 607-1010
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to
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(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

Alanco Technologies, Inc. ("Alanco") received notification today of final resolution in favor of Alanco to a legal suit filed by Technology Systems International, Inc., a Nevada corporation ("TSIN") related to Alanco's June 2002 acquisition of TSIN assets. The resolution was determined under a September 2007 court-approved Settlement Agreement and Mutual Release ("Agreement"). In accordance with the terms of the resolution, the legal suit is resolved without consideration to be paid by either party. The Agreement was previously disclosed in Alanco's Form 8-K filed on September 21, 2007.

                                            SIGNATURES

Date: October 8, 2008                       By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer